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                                OPTION AGREEMENT
THIS  AGREEMENT  is  made  as  of  the  9th  day  of  September,  2002,
                                        ---           ---------
BETWEEN
          Biomax Tecnhologies
          ____________________________________________
          11491 Kingston Street, Maple Ridge B.C.
          ____________________________________________
          Canada V2X O46

          (the  "Optionor")                             OF THE FIRST  PART
AND:
          Coyote Ventures dba August Research
          _____________________________________________
          23000 West Sahara Ave. suite 500 Las Vegas
          _____________________________________________
          Nevada 89102
          (the  "Optionee")                            OF  THE  SECOND  PART


WHEREAS:

A. The Optionor is the sole registered and beneficial owner of the patents set forth and described in Schdule "A" hereto (the "Patents"); and.

B. The Optionor desire to grant to the Optionee an option to purchase the Patents pursuant to the terms and conditions of this stock option agreement (this "Agreement").

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual premises, warranties, covenants and agreements hereinafter set forth, the parties represent, warrant, covenant and agree each with the other as follows:

1.     Consideration  for  Option.  Subject  to the terms and conditions of this
       --------------------------
Agreement, the Optionee hereby pays to the Optionor, and the Optionor hereby accepts from the Optionee, the sum of $20,000 as consideration for the granting of the Option (as hereinafter defined).

2.     The  Option.  The  Optionor  hereby irrevocably grants to the Optionee an
       -----------
option  (the  "Option")  to  purchase  the  Patents  owned  by  the  Optionor.

3.     Exercise  Price.  The purchase price for the Patents is USD $180,000 (the
       ---------------                                         ------------
"Exercise  Price").

4.     Option  Expiry  Date.  The  expiry date of the Option shall be 4:00 p.m.
       --------------------                                           ----
Vancouver time on Jan. 30, 2003 or such later date as mutually agreed to
                  ------- ------
in  writing  among  the  parties  (the  "Expiry  Date").

5.     Effect  of  Expiry.  If the Option is not exercised by the Optionee on or
       ------------------
before the Expiry Date, the Option shall be null and void, and neither party will have any further or ongoing obligation to each other as may be described in this Agreement on and after the Expiry Date, unless the parties agree to in writing to extend the Expiry Date.

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6.     Effect  of  Exercise.  If the Option is exercised before the Expiry Date,
       --------------------
the Optionor and the Optionee shall be deemed to have entered into a binding agreement for the sale and purchase of the Patents pursuant to the Option on the terms and conditions set forth in this Agreement.

7.     Procedure  to  Exercise  Option.  The  Option  will  be  exercised by the
       -------------------------------
Optionee by delivering to the Optionor the notice, in the form attached hereto as Schedule "B", and a certified cheque or bank draft representing the purchase price, determined pursuant to paragraph 3 of the Patents being purchased, made payable to the Optionor.

8.     Legal  and Beneficial Title.  Upon completion of the purchase and sale of
       ---------------------------
the Patents, the beneficial title shall be transferred to the Optionee, and the Optionor shall provide to the Optionee all the documents in its possession or control that are necessary for the legal registration of the Patents in the name of the Optionee and sign all the necessary documents presented to the Optionor by the Optionee for such registration.

9.     Optionor's  Covenants.  The  Optionor  agrees with the Optionee that when
       ---------------------
the  Option  is  exercised:

     (a) subject to the Option granted herein, the Optionor shall not sell, transfer, enter into any agreement or option or any right or privilege capable of becoming an agreement or option for the purchase from the Optionor of any of the Patents.

10.     Assignment.  The Optionee is not permitted to assign its rights in whole
        ----------
or in part to any part of this Agreement to any person or persons without the consent of the Optionor, such consent to be given in the sole and absolute descretion of the Optionor.

11.     Time  of  Essence.  Time  is of the essence of this Agreement and of the
        -----------------
agreement of purchase and sale resulting from the exercise of the Option herein.

12.     Notice.  Any notice required to be given hereunder by any party shall be
        ------
deemed to have been well and sufficiently given if telecopied to, or delivered at, the address of the other party set forth at the beginning of this Agreement or at such other address as the other party may from time to time direct in writing, and any such notice shall be deemed to have been received, if mailed, three (3) days after the time of mailing, or if telecopied, one (1) business day after the time of telecopy transmission, and if delivered, upon the date of delivery.

13.     Headings.  The headings in this Agreement have been inserted for ease of
        --------
reference  only,  and  shall  not  be  considered  a  part  of  this  Agreement.

14.     Governing  Law.  This  Agreement  shall  be governed by and construed in
        --------------
accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein which shall be deemed to be the proper law hereof.

15.     Currency.  Unless otherwise indicated, all dollar amounts referred to in
        --------
this  Agreement  are  expressed  in  United  States  Dollar(USD)  funds.

16.     Recitals.  The  recitals  to this Agreement shall form a part of and are
        --------
an  integral  part  of  this  Agreement.

17.     Arbitration.  Should there be a disagreement or dispute between or among
        -----------
the parties hereto with respect to this Agreement or the interpretation thereof, the same shall be referred to a single arbitrator pursuant to the Commercial
Arbitration Act of British Columbia, and the determination of such arbitrator will be final and binding upon the parties hereto unless otherwise provided for in this

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Agreement. The cost of such arbitrator shall be awarded by the arbitrator within the  arbitrator's  discretion.

18.     Enurement.  This  Agreement shall enure to the benefit of and be binding
        ---------
upon the parties hereto and their respective personal representatives, heirs, successors and permitted assigns.

19.     Execution  by  Counterparts.  This  Agreement  may  be  executed  by the
        ---------------------------
parties hereto in as many counterparts as may be necessary or by telecopied facsimile and each such agreement or telecopied facsimile so executed shall be deemed to be an original and, provided that all of the parties have executed a counterpart, such counterparts together shall constitute a valid and binding agreement, and notwithstanding the date of execution shall be deemed to bear the date as set forth above.

IN WITNESS WHEREOF the parties hereto have subscribed their names as of the date and year first above written.

SIGNED,  SEALED  and  DELIVERED  by  Biomax in the presence of:

/s/ R. Barnett               )
---------------------------  )
Witness  Name  -  Signature  )
                             )
Richard Barnett              )         /s/ Brian Locke
---------------------------  )         ----------------------- (seal)
Witness  Name  -  Print      )         Brian Locke
                             )
7 Parkyler Place             )
---------------------------  )
Address                      )
Port Moody                   )
---------------------------  )
City,  Province              )
                             )
Accountant                   )
---------------------------  )
Occupation                   )

SIGNED, SEALED and DELIVERED )
by Coyote Ventures           )
   ---------------           )
in the presence of:          )
/s/ B. Barnett               )         /s/ Peter Whitehead
---------------------------  )         ----------------------- (seal)
Witness  Name  -  Signature  )         Peter Whitehead
                             )
---------------------------  )
Witness  Name  -  Print      )
                             )
---------------------------  )
Address                      )
                             )
---------------------------  )
                             )
City,  Province              )
                             )
---------------------------  )
                             )
---------------------------  )
Occupation